Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	3Q'20 vs. 3Q'19		Sep 30, 2020	Sep 30, 2019	YTD'20 vs. YTD'19
EARNINGS
Net interest income	$3,457	$3,396	$3,890	$4,029	$4,389	$(932)	(21.2)%	$10,743	$12,770	$(2,027)	(15.9)%
Retailer share arrangements	(899)	(773)	(926)	(1,029)	(1,016)	117	(11.5)%	(2,598)	(2,829)	231	(8.2)%
Provision for credit losses	1,210	1,673	1,677	1,104	1,019	191	18.7%	4,560	3,076	1,484	48.2%
Net interest income, after retailer share arrangements and provision for credit losses	1,348	950	1,287	1,896	2,354	(1,006)	(42.7)%	3,585	6,865	(3,280)	(47.8)%
Other income	131	95	97	104	85	46	54.1%	323	267	56	21.0%
Other expense	1,067	986	1,002	1,079	1,064	3	0.3%	3,055	3,166	(111)	(3.5)%
Earnings before provision for income taxes	412	59	382	921	1,375	(963)	(70.0)%	853	3,966	(3,113)	(78.5)%
Provision for income taxes	99	11	96	190	319	(220)	(69.0)%	206	950	(744)	(78.3)%
Net earnings	$313	$48	$286	$731	$1,056	$(743)	(70.4)%	$647	$3,016	$(2,369)	(78.5)%
Net earnings available to common stockholders	$303	$37	$275	$731	$1,056	$(753)	(71.3)%	$615	$3,016	$(2,401)	(79.6)%

COMMON SHARE STATISTICS
Basic EPS	$0.52	$0.06	$0.45	$1.15	$1.60	$(1.08)	(67.5)%	$1.04	$4.42	$(3.38)	(76.5)%
Diluted EPS	$0.52	$0.06	$0.45	$1.15	$1.60	$(1.08)	(67.5)%	$1.04	$4.40	$(3.36)	(76.4)%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%	$0.66	$0.64	$0.02	3.1%
Common stock price	$26.17	$22.16	$16.09	$36.01	$34.09	$(7.92)	(23.2)%	$26.17	$34.09	$(7.92)	(23.2)%
Book value per share	$19.47	$19.13	$19.27	$23.31	$23.13	$(3.66)	(15.8)%	$19.47	$23.13	$(3.66)	(15.8)%
Tangible common equity per share(1)	$15.75	$15.28	$15.35	$19.50	$19.68	$(3.93)	(20.0)%	$15.75	$19.68	$(3.93)	(20.0)%

Beginning common shares outstanding	583.7	583.2	615.9	653.7	668.9	(85.2)	(12.7)%	615.9	718.8	(102.9)	(14.3)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	0.5	0.9	0.6	0.4	(0.3)	(75.0)%	1.5	2.5	(1.0)	(40.0)%
Shares repurchased	—	—	(33.6)	(38.4)	(15.6)	15.6	(100.0)%	(33.6)	(67.6)	34.0	(50.3)%
Ending common shares outstanding	583.8	583.7	583.2	615.9	653.7	(69.9)	(10.7)%	583.8	653.7	(69.9)	(10.7)%

Weighted average common shares outstanding	583.8	583.7	604.9	633.7	658.3	(74.5)	(11.3)%	590.8	682.5	(91.7)	(13.4)%
Weighted average common shares outstanding (fully diluted)	584.8	584.4	607.4	637.7	661.7	(76.9)	(11.6)%	592.2	685.6	(93.4)	(13.6)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	3Q'20 vs. 3Q'19		Sep 30, 2020	Sep 30, 2019	YTD'20 vs. YTD'19
PERFORMANCE METRICS
Return on assets(1)	1.3%	0.2%	1.1%	2.7%	3.9%		(2.6)%	0.9%	3.8%		(2.9)%
Return on equity(2)	10.3%	1.6%	9.1%	19.0%	28.3%		(18.0)%	7.0%	27.2%		(20.2)%
Return on tangible common equity(3)	13.1%	1.6%	11.6%	23.0%	33.4%		(20.3)%	8.8%	32.2%		(23.4)%
Net interest margin(4)	13.80%	13.53%	15.15%	15.01%	16.29%		(2.49)%	14.17%	16.04%		(1.87)%
Efficiency ratio(5)	39.7%	36.3%	32.7%	34.8%	30.8%		8.9%	36.1%	31.0%		5.1%
Other expense as a % of average loan receivables, including held for sale	5.44%	5.04%	4.77%	5.01%	4.66%		0.78%	5.08%	4.72%		0.36%
Effective income tax rate	24.0%	18.6%	25.1%	20.6%	23.2%		0.8%	24.2%	24.0%		0.2%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.42%	5.35%	5.36%	5.15%	5.35%		(0.93)%	5.05%	5.80%		(0.75)%
30+ days past due as a % of period-end loan receivables(6)	2.67%	3.13%	4.24%	4.44%	4.47%		(1.80)%	2.67%	4.47%		(1.80)%
90+ days past due as a % of period-end loan receivables(6)	1.24%	1.77%	2.10%	2.15%	2.07%		(0.83)%	1.24%	2.07%		(0.83)%
Net charge-offs	$866	$1,046	$1,125	$1,109	$1,221	$(355)	(29.1)%	$3,037	$3,896	$(859)	(22.0)%
Loan receivables delinquent over 30 days(6)	$2,100	$2,453	$3,500	$3,874	$3,723	$(1,623)	(43.6)%	$2,100	$3,723	$(1,623)	(43.6)%
Loan receivables delinquent over 90 days(6)	$973	$1,384	$1,735	$1,877	$1,723	$(750)	(43.5)%	$973	$1,723	$(750)	(43.5)%

Allowance for credit losses (period-end)	$10,146	$9,802	$9,175	$5,602	$5,607	$4,539	81.0%	$10,146	$5,607	$4,539	81.0%
Allowance coverage ratio(7)	12.92%	12.52%	11.13%	6.42%	6.74%		6.18%	12.92%	6.74%		6.18%

BUSINESS METRICS
Purchase volume(8)(9)	$36,013	$31,155	$32,042	$40,212	$38,395	$(2,382)	(6.2)%	$99,210	$109,199	$(9,989)	(9.1)%
Period-end loan receivables	$78,521	$78,313	$82,469	$87,215	$83,207	$(4,686)	(5.6)%	$78,521	$83,207	$(4,686)	(5.6)%
Credit cards	$75,204	$75,353	$79,832	$84,606	$79,788	$(4,584)	(5.7)%	$75,204	$79,788	$(4,584)	(5.7)%
Consumer installment loans	$1,987	$1,779	$1,390	$1,347	$2,050	$(63)	(3.1)%	$1,987	$2,050	$(63)	(3.1)%
Commercial credit products	$1,270	$1,140	$1,203	$1,223	$1,317	$(47)	(3.6)%	$1,270	$1,317	$(47)	(3.6)%
Other	$60	$41	$44	$39	$52	$8	15.4%	$60	$52	$8	15.4%
Average loan receivables, including held for sale	$78,005	$78,697	$84,428	$85,376	$90,556	$(12,551)	(13.9)%	$80,368	$89,752	$(9,384)	(10.5)%
Period-end active accounts (in thousands)(9)(10)	64,800	63,430	68,849	75,471	77,094	(12,294)	(15.9)%	64,800	77,094	(12,294)	(15.9)%
Average active accounts (in thousands)(9)(10)	64,270	64,836	72,078	73,734	76,695	(12,425)	(16.2)%	67,246	76,653	(9,407)	(12.3)%

LIQUIDITY
Liquid assets
Cash and equivalents	$13,552	$16,344	$13,704	$12,147	$11,461	$2,091	18.2%	$13,552	$11,461	$2,091	18.2%
Total liquid assets	$21,402	$22,352	$19,225	$17,322	$15,201	$6,201	40.8%	$21,402	$15,201	$6,201	40.8%
Undrawn credit facilities
Undrawn credit facilities	$5,400	$5,650	$5,600	$6,050	$6,500	$(1,100)	(16.9)%	$5,400	$6,500	$(1,100)	(16.9)%
Total liquid assets and undrawn credit facilities	$26,802	$28,002	$24,825	$23,372	$21,701	$5,101	23.5%	$26,802	$21,701	$5,101	23.5%
Liquid assets % of total assets	22.37%	23.15%	19.61%	16.52%	14.35%		8.02%	22.37%	14.35%		8.02%
Liquid assets including undrawn credit facilities % of total assets	28.02%	29.00%	25.32%	22.30%	20.48%		7.54%	28.02%	20.48%		7.54%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	3Q'20 vs. 3Q'19		Sep 30, 2020	Sep 30, 2019	YTD'20 vs. YTD'19
Interest income:
Interest and fees on loans	$3,821	$3,808	$4,340	$4,492	$4,890	$(1,069)	(21.9)%	$11,969	$14,213	$(2,244)	(15.8)%
Interest on cash and debt securities	16	22	67	93	91	(75)	(82.4)%	105	292	(187)	(64.0)%
Total interest income	3,837	3,830	4,407	4,585	4,981	(1,144)	(23.0)%	12,074	14,505	(2,431)	(16.8)%

Interest expense:
Interest on deposits	245	293	356	383	411	(166)	(40.4)%	894	1,183	(289)	(24.4)%
Interest on borrowings of consolidated securitization entities	53	59	73	80	88	(35)	(39.8)%	185	278	(93)	(33.5)%
Interest on senior unsecured notes	82	82	88	93	93	(11)	(11.8)%	252	274	(22)	(8.0)%
Total interest expense	380	434	517	556	592	(212)	(35.8)%	1,331	1,735	(404)	(23.3)%

Net interest income	3,457	3,396	3,890	4,029	4,389	(932)	(21.2)%	10,743	12,770	(2,027)	(15.9)%

Retailer share arrangements	(899)	(773)	(926)	(1,029)	(1,016)	117	(11.5)%	(2,598)	(2,829)	231	(8.2)%
Provision for credit losses	1,210	1,673	1,677	1,104	1,019	191	18.7%	4,560	3,076	1,484	48.2%
Net interest income, after retailer share arrangements and provision for credit losses	1,348	950	1,287	1,896	2,354	(1,006)	(42.7)%	3,585	6,865	(3,280)	(47.8)%

Other income:
Interchange revenue	172	134	161	192	197	(25)	(12.7)%	467	556	(89)	(16.0)%
Debt cancellation fees	68	69	69	64	64	4	6.3%	206	201	5	2.5%
Loyalty programs	(155)	(134)	(158)	(181)	(203)	48	(23.6)%	(447)	(562)	115	(20.5)%
Other	46	26	25	29	27	19	70.4%	97	72	25	34.7%
Total other income	131	95	97	104	85	46	54.1%	323	267	56	21.0%

Other expense:
Employee costs	382	327	324	385	359	23	6.4%	1,033	1,070	(37)	(3.5)%
Professional fees	187	189	197	199	205	(18)	(8.8)%	573	668	(95)	(14.2)%
Marketing and business development	107	91	111	152	139	(32)	(23.0)%	309	397	(88)	(22.2)%
Information processing	125	116	123	122	127	(2)	(1.6)%	364	363	1	0.3%
Other	266	263	247	221	234	32	13.7%	776	668	108	16.2%
Total other expense	1,067	986	1,002	1,079	1,064	3	0.3%	3,055	3,166	(111)	(3.5)%

Earnings before provision for income taxes	412	59	382	921	1,375	(963)	(70.0)%	853	3,966	(3,113)	(78.5)%
Provision for income taxes	99	11	96	190	319	(220)	(69.0)%	206	950	(744)	(78.3)%
Net earnings	$313	$48	$286	$731	$1,056	$(743)	(70.4)%	$647	$3,016	$(2,369)	(78.5)%

Net earnings available to common stockholders	$303	$37	$275	$731	$1,056	$(753)	(71.3)%	$615	$3,016	$(2,401)	(79.6)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019
Assets
Cash and equivalents	$13,552	$16,344	$13,704	$12,147	$11,461	$2,091	18.2%
Debt securities	8,432	6,623	6,146	5,911	4,584	3,848	83.9%
Loan receivables:
Unsecuritized loans held for investment	52,613	52,629	54,765	58,398	56,220	(3,607)	(6.4)%
Restricted loans of consolidated securitization entities	25,908	25,684	27,704	28,817	26,987	(1,079)	(4.0)%
Total loan receivables	78,521	78,313	82,469	87,215	83,207	(4,686)	(5.6)%
Less: Allowance for credit losses(1)	(10,146)	(9,802)	(9,175)	(5,602)	(5,607)	(4,539)	81.0%
Loan receivables, net	68,375	68,511	73,294	81,613	77,600	(9,225)	(11.9)%
Loan receivables held for sale	4	4	5	725	8,182	(8,178)	(100.0)%
Goodwill	1,078	1,078	1,078	1,078	1,078	—	—%
Intangible assets, net	1,091	1,166	1,208	1,265	1,177	(86)	(7.3)%
Other assets	3,126	2,818	2,603	2,087	1,861	1,265	68.0%
Total assets	$95,658	$96,544	$98,038	$104,826	$105,943	$(10,285)	(9.7)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$63,195	$63,857	$64,302	$64,877	$65,677	$(2,482)	(3.8)%
Non-interest-bearing deposit accounts	298	291	313	277	295	3	1.0%
Total deposits	63,493	64,148	64,615	65,154	65,972	(2,479)	(3.8)%
Borrowings:
Borrowings of consolidated securitization entities	7,809	8,109	9,291	10,412	10,912	(3,103)	(28.4)%
Senior unsecured notes	7,962	7,960	7,957	9,454	9,451	(1,489)	(15.8)%
Total borrowings	15,771	16,069	17,248	19,866	20,363	(4,592)	(22.6)%
Accrued expenses and other liabilities	4,295	4,428	4,205	4,718	4,488	(193)	(4.3)%
Total liabilities	83,559	84,645	86,068	89,738	90,823	(7,264)	(8.0)%
Equity:
Preferred stock	734	734	734	734	—	734	NM
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,552	9,532	9,523	9,537	9,520	32	0.3%
Retained earnings	10,024	9,852	9,960	12,117	11,533	(1,509)	(13.1)%
Accumulated other comprehensive income (loss)	(31)	(37)	(49)	(58)	(44)	13	(29.5)%
Treasury stock	(8,181)	(8,183)	(8,199)	(7,243)	(5,890)	(2,291)	38.9%
Total equity	12,099	11,899	11,970	15,088	15,120	(3,021)	(20.0)%
Total liabilities and equity	$95,658	$96,544	$98,038	$104,826	$105,943	$(10,285)	(9.7)%

(1) Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments-Credit Losses ("CECL") that measures the allowance for credit losses based on management’s best estimate of expected credit losses for the life of our loan receivables. Prior periods presented reflect measurement of the allowance based on management’s estimate of probable incurred credit losses in accordance with the previous accounting guidance effective for those periods.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2020			Jun 30, 2020			Mar 31, 2020			Dec 31, 2019			Sep 30, 2019
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,664	$4	0.12%	$15,413	$3	0.08%	$12,902	$42	1.31%	$16,269	$68	1.66%	$10,947	$59	2.14%
Securities available for sale	7,984	12	0.60%	6,804	19	1.12%	5,954	25	1.69%	4,828	25	2.05%	5,389	32	2.36%

Loan receivables, including held for sale:
Credit cards	74,798	3,752	19.96%	75,942	3,740	19.81%	81,716	4,272	21.03%	81,960	4,409	21.34%	87,156	4,807	21.88%
Consumer installment loans	1,892	46	9.67%	1,546	37	9.63%	1,432	35	9.83%	2,058	48	9.25%	2,022	48	9.42%
Commercial credit products	1,238	22	7.07%	1,150	30	10.49%	1,243	33	10.68%	1,311	34	10.29%	1,329	35	10.45%
Other	77	1	NM	59	1	NM	37	—	—%	47	1	NM	49	—	—%
Total loan receivables, including held for sale	78,005	3,821	19.49%	78,697	3,808	19.46%	84,428	4,340	20.67%	85,376	4,492	20.87%	90,556	4,890	21.42%
Total interest-earning assets	99,653	3,837	15.32%	100,914	3,830	15.26%	103,284	4,407	17.16%	106,473	4,585	17.08%	106,892	4,981	18.49%

Non-interest-earning assets:
Cash and due from banks	1,489			1,486			1,450			1,326			1,374
Allowance for credit losses	(9,823)			(9,221)			(8,708)			(5,593)			(5,773)
Other assets	5,021			4,779			4,696			3,872			3,920
Total non-interest-earning assets	(3,313)			(2,956)			(2,562)			(395)			(479)

Total assets	$96,340			$97,958			$100,722			$106,078			$106,413

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$63,569	$245	1.53%	$64,298	$293	1.83%	$64,366	$356	2.22%	$65,380	$383	2.32%	$65,615	$411	2.49%
Borrowings of consolidated securitization entities	8,057	53	2.62%	8,863	59	2.68%	9,986	73	2.94%	10,831	80	2.93%	11,770	88	2.97%
Senior unsecured notes	7,960	82	4.10%	7,958	82	4.14%	8,807	88	4.02%	9,452	93	3.90%	9,347	93	3.95%

Total interest-bearing liabilities	79,586	380	1.90%	81,119	434	2.15%	83,159	517	2.50%	85,663	556	2.58%	86,732	592	2.71%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	307			309			299			281			283
Other liabilities	4,308			4,349			4,672			4,906			4,570
Total non-interest-bearing liabilities	4,615			4,658			4,971			5,187			4,853

Total liabilities	84,201			85,777			88,130			90,850			91,585

Equity
Total equity	12,139			12,181			12,592			15,228			14,828

Total liabilities and equity	$96,340			$97,958			$100,722			$106,078			$106,413
Net interest income		$3,457			$3,396			$3,890			$4,029			$4,389

Interest rate spread(1)			13.42%			13.11%			14.66%			14.50%			15.78%
Net interest margin(2)			13.80%			13.53%			15.15%			15.01%			16.29%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2020			Nine Months Ended Sep 30, 2019
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,992	$49	0.47%	$10,989	$190	2.31%
Securities available for sale	6,918	56	1.08%	5,679	102	2.40%

Loan receivables, including held for sale:
Credit cards, including held for sale	77,476	11,764	20.28%	86,471	13,975	21.61%
Consumer installment loans	1,624	118	9.71%	1,931	134	9.28%
Commercial credit products	1,210	85	9.38%	1,304	103	10.56%
Other	58	2	4.61%	46	1	2.91%
Total loan receivables, including held for sale	80,368	11,969	19.89%	89,752	14,213	21.17%
Total interest-earning assets	101,278	12,074	15.92%	106,420	14,505	18.22%

Non-interest-earning assets:
Cash and due from banks	1,475			1,327
Allowance for loan losses	(9,253)			(6,006)
Other assets	4,833			3,801
Total non-interest-earning assets	(2,945)			(878)

Total assets	$98,333			$105,542

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,075	$894	1.86%	$64,546	$1,183	2.45%
Borrowings of consolidated securitization entities	8,966	185	2.76%	12,315	278	3.02%
Senior unsecured notes	8,241	252	4.08%	9,262	274	3.96%
Total interest-bearing liabilities	81,282	1,331	2.19%	86,123	1,735	2.69%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	305			280
Other liabilities	4,443			4,327
Total non-interest-bearing liabilities	4,748			4,607

Total liabilities	86,030			90,730

Equity
Total equity	12,303			14,812

Total liabilities and equity	$98,333			$105,542
Net interest income		$10,743			$12,770

Interest rate spread(1)			13.73%			15.53%
Net interest margin(2)			14.17%			16.04%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019
BALANCE SHEET STATISTICS
Total common equity	$11,365	$11,165	$11,236	$14,354	$15,120	$(3,755)	(24.8)%
Total common equity as a % of total assets	11.88%	11.56%	11.46%	13.69%	14.27%		(2.39)%

Tangible assets	$93,489	$94,300	$95,752	$102,483	$103,688	$(10,199)	(9.8)%
Tangible common equity(1)	$9,196	$8,921	$8,950	$12,011	$12,865	$(3,669)	(28.5)%
Tangible common equity as a % of tangible assets(1)	9.84%	9.46%	9.35%	11.72%	12.41%		(2.57)%
Tangible common equity per share(1)	$15.75	$15.28	$15.35	$19.50	$19.68	$(3.93)	(20.0)%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition			Basel III
Total risk-based capital ratio(4)	18.1%	17.6%	16.5%	16.3%	15.8%
Tier 1 risk-based capital ratio(5)	16.7%	16.3%	15.2%	15.0%	14.5%
Tier 1 leverage ratio(6)	13.3%	12.7%	12.3%	12.6%	12.6%
Common equity Tier 1 capital ratio	15.8%	15.3%	14.3%	14.1%	14.5%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital ratios at September 30, 2020 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	3Q'20 vs. 3Q'19		Sep 30, 2020	Sep 30, 2019	YTD'20 vs. YTD'19
RETAIL CARD
Purchase volume(1)(2)	$27,374	$24,380	$24,008	$30,968	$29,282	$(1,908)	(6.5)%	$75,762	$83,472	$(7,710)	(9.2)%
Period-end loan receivables	$49,595	$49,967	$52,390	$56,387	$52,697	$(3,102)	(5.9)%	$49,595	$52,697	$(3,102)	(5.9)%
Average loan receivables, including held for sale	$49,503	$50,238	$53,820	$54,505	$60,660	$(11,157)	(18.4)%	$51,181	$60,494	$(9,313)	(15.4)%
Average active accounts (in thousands)(2)(3)	47,065	46,970	53,018	54,662	58,082	(11,017)	(19.0)%	49,197	58,156	(8,959)	(15.4)%

Interest and fees on loans	$2,619	$2,640	$3,037	$3,143	$3,570	$(951)	(26.6)%	$8,296	$10,414	$(2,118)	(20.3)%
Other income	$84	$56	$59	$77	$65	$19	29.2%	$199	$200	$(1)	(0.5)%
Retailer share arrangements	$(877)	$(752)	$(904)	$(988)	$(998)	$121	(12.1)%	$(2,533)	$(2,774)	$241	(8.7)%

PAYMENT SOLUTIONS
Purchase volume(1)(2)	$5,901	$4,823	$5,375	$6,402	$6,281	$(380)	(6.0)%	$16,099	$17,478	$(1,379)	(7.9)%
Period-end loan receivables	$19,550	$19,119	$19,973	$20,528	$20,478	$(928)	(4.5)%	$19,550	$20,478	$(928)	(4.5)%
Average loan receivables, including held for sale	$19,247	$19,065	$20,344	$20,701	$20,051	$(804)	(4.0)%	$19,551	$19,654	$(103)	(0.5)%
Average active accounts (in thousands)(2)(3)	11,497	11,900	12,681	12,713	12,384	(887)	(7.2)%	12,031	12,354	(323)	(2.6)%

Interest and fees on loans	$650	$632	$706	$737	$721	$(71)	(9.8)%	$1,988	$2,092	$(104)	(5.0)%
Other income	$13	$14	$13	$4	$(1)	$14	NM	$40	$11	$29	NM
Retailer share arrangements	$(20)	$(18)	$(18)	$(37)	$(15)	$(5)	33.3%	$(56)	$(48)	$(8)	16.7%

CARECREDIT
Purchase volume(1)	$2,738	$1,952	$2,659	$2,842	$2,832	$(94)	(3.3)%	$7,349	$8,249	$(900)	(10.9)%
Period-end loan receivables	$9,376	$9,227	$10,106	$10,300	$10,032	$(656)	(6.5)%	$9,376	$10,032	$(656)	(6.5)%
Average loan receivables, including held for sale	$9,255	$9,394	$10,264	$10,170	$9,845	$(590)	(6.0)%	$9,636	$9,604	$32	0.3%
Average active accounts (in thousands)(3)	5,708	5,966	6,379	6,359	6,229	(521)	(8.4)%	6,018	6,143	(125)	(2.0)%

Interest and fees on loans	$552	$536	$597	$612	$599	$(47)	(7.8)%	$1,685	$1,707	$(22)	(1.3)%
Other income	$34	$25	$25	$23	$21	$13	61.9%	$84	$56	$28	50.0%
Retailer share arrangements	$(2)	$(3)	$(4)	$(4)	$(3)	$1	(33.3)%	$(9)	$(7)	$(2)	28.6%

TOTAL SYF
Purchase volume(1)(2)	$36,013	$31,155	$32,042	$40,212	$38,395	$(2,382)	(6.2)%	$99,210	$109,199	$(9,989)	(9.1)%
Period-end loan receivables	$78,521	$78,313	$82,469	$87,215	$83,207	$(4,686)	(5.6)%	$78,521	$83,207	$(4,686)	(5.6)%
Average loan receivables, including held for sale	$78,005	$78,697	$84,428	$85,376	$90,556	$(12,551)	(13.9)%	$80,368	$89,752	$(9,384)	(10.5)%
Average active accounts (in thousands)(2)(3)	64,270	64,836	72,078	73,734	76,695	(12,425)	(16.2)%	67,246	76,653	(9,407)	(12.3)%

Interest and fees on loans	$3,821	$3,808	$4,340	$4,492	$4,890	$(1,069)	(21.9)%	$11,969	$14,213	$(2,244)	(15.8)%
Other income	$131	$95	$97	$104	$85	$46	54.1%	$323	$267	$56	21.0%
Retailer share arrangements	$(899)	$(773)	$(926)	$(1,029)	$(1,016)	$117	(11.5)%	$(2,598)	$(2,829)	$231	(8.2)%
(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$12,099	$11,899	$11,970	$15,088	$15,120
Less: Preferred stock	(734)	(734)	(734)	(734)	—
Less: Goodwill	(1,078)	(1,078)	(1,078)	(1,078)	(1,078)
Less: Intangible assets, net	(1,091)	(1,166)	(1,208)	(1,265)	(1,177)
Tangible common equity	$9,196	$8,921	$8,950	$12,011	$12,865
Add: CECL transition amount	2,656	2,570	2,417	—	—

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	305	302	304	319	290
Common equity Tier 1	$12,157	$11,793	$11,671	$12,330	$13,155
Preferred stock	734	734	734	734	—
Tier 1 capital	$12,891	$12,527	$12,405	$13,064	$13,155

Add: Allowance for credit losses includible in risk-based capital	1,034	1,031	1,082	1,147	1,190
Total Risk-based capital	$13,925	$13,558	$13,487	$14,211	$14,345

ASSET MEASURES(2)
Total average assets	$96,340	$97,958	$100,722	$106,078	$106,413
Adjustments for:
Add: CECL transition amount	2,656	2,570	2,417	—	—
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,906)	(1,980)	(2,010)	(2,059)	(1,975)
Total assets for leverage purposes	$97,090	$98,548	$101,129	$104,019	$104,438

Risk-weighted assets	$76,990	$77,048	$81,639	$87,302	$90,772

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,891	$12,527	$12,405	$13,064	$13,155
Less: CECL transition adjustment	(2,656)	(2,570)	(2,417)	—	—
Tier 1 capital (CECL fully phased-in)	$10,235	$9,957	$9,988	$13,064	$13,155
Add: Allowance for credit losses	10,146	9,802	9,175	5,602	5,607
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,381	$19,759	$19,163	$18,666	$18,762

Risk-weighted assets	$76,990	$77,048	$81,639	$87,302	$90,772
Less: CECL transition adjustment	(2,447)	(2,361)	(2,204)	—	—
Risk-weighted assets (CECL fully phased-in)	$74,543	$74,687	$79,435	$87,302	$90,772

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$19.47	$19.13	$19.27	$23.31	$23.13
Less: Goodwill	(1.85)	(1.85)	(1.85)	(1.75)	(1.65)
Less: Intangible assets, net	(1.87)	(2.00)	(2.07)	(2.06)	(1.80)
Tangible common equity per share	$15.75	$15.28	$15.35	$19.50	$19.68

(1) Regulatory measures at September 30, 2020 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
ALLOWANCE FOR LOAN LOSSES (1)
Allowance for credit losses	$10,146	$9,802	$9,175	N/A	N/A
Less: Impact from CECL(2)	(3,671)	(3,605)	(3,122)	—	—
Allowance for loan losses(1)	$6,475	$6,197	$6,053	$5,602	$5,607

ALLOWANCE FOR LOAN LOSSES AS A % OF PERIOD-END LOAN RECEIVABLES
Allowance for credit losses as a % of period-end loan receivables	12.92%	12.52%	11.13%	N/A	N/A
Less: Impact from CECL(2)	(4.67)%	(4.61)%	(3.79)%	—%	—%
Allowance for loan losses as a % of period-end loan receivables	8.25%	7.91%	7.34%	6.42%	6.74%

CORE PURCHASE VOLUME
Purchase Volume	$36,013	$31,155	$32,042	$40,212	$38,395
Less: Walmart and Yamaha Purchase volume	—	—	—	(267)	(2,381)
Core Purchase volume	$36,013	$31,155	$32,042	$39,945	$36,014

CORE LOAN RECEIVABLES
Loan receivables	$78,521	$78,313	$82,469	$87,215	$83,207
Less: Walmart and Yamaha Loan receivables	—	—	—	(3)	(872)
Core Loan receivables	$78,521	$78,313	$82,469	$87,212	$82,335

Retail Card Loan receivables	$49,595	$49,967	$52,390	$56,387	$52,697
Less: Walmart Loan receivables	—	—	—	—	(112)
Core Loan receivables	$49,595	$49,967	$52,390	$56,387	$52,585

Payment Solutions Loan receivables	$19,550	$19,119	$19,973	$20,528	$20,478
Less: Yamaha Loan receivables	—	—	—	(3)	(760)
Core Loan receivables	$19,550	$19,119	$19,973	$20,525	$19,718

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts (in thousands)	64,270	64,836	72,078	73,734	76,695
Less: Walmart and Yamaha average Active accounts (in thousands)	—	—	—	(1,777)	(7,001)
Core Average active accounts (in thousands)	64,270	64,836	72,078	71,957	69,694

CORE INTEREST AND FEES ON LOANS
Interest and fees on loans	$3,821	$3,808	$4,340	$4,492	$4,890
Less: Walmart and Yamaha Interest and fees on loans	—	—	—	(69)	(531)
Core Interest and fees on loans	$3,821	$3,808	$4,340	$4,423	$4,359

(1) Beginning in 1Q'20, allowance for loan losses is calculated based upon accounting standards no longer effective, and as such is a Non-GAAP measure.
(2) Impact from CECL reflects the additional allowance for credit losses recorded in accordance with ASC 2016-13, as compared to the allowance for credit losses required had the prior accounting guidance been applied.